UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ___________________



                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): July 20, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2015, we entered into an investment agreement (the "Agreement") with Tangiers Investment Group, LLC (the "Investor"), whereby the Investor has agreed to invest up to $5,000,000 to purchase shares of our common stock.

Subject to the terms and conditions of the Agreement and a registration rights agreement, we may, in our sole discretion, deliver a notice (the "Put Notice") to the Investor which states the dollar amount which we intend to sell to the Investor on a certain date. The amount that we shall be entitled to sell to the Investor shall be equal one hundred percent (100%) of the average of the daily trading dollar volume (U.S. market only) of the Common Stock for the ten (10) consecutive trading days immediately prior to the date which the applicable Put Notice is delivered (the "Put Notice Date") so long as such amount does not exceed an accumulative amount per month of $150,000 unless a prior approval of the Investor is obtained by the Company. The minimum amount shall be equal to $5,000. The Investor is prohibited from owning more than 9.99% of the Company's outstanding shares would exceed as determined in accordance with Rule 13d-1(j) of the Securities Exchange Act of 1934.

In connection with the Agreement, we also entered into a registration rights agreement dated July 20, 2015, whereby we agreed to file a Registration Statement on Form S-1 with the Securities and Exchange Commission within thirty
(30) days of the date of the registration rights agreement and to have the Registration Statement declared effective by the Securities and Exchange Commission no more than ninety (90) days after we have filed the Registration Statement.

Also, on July 9, 2015 we entered into an agreement to issue a Convertible Promissory Note (the "Note") with the Investor with a principal amount of $220,000 (the "Principal Sum") bearing interest at a rate of 10% per annum due 12 months after the issue date. The Note also includes an Original Issue Discount ("OID") of 10%, of any consideration paid.

The Note is convertible into shares of common stock of the Company at a price equal to the lower of $0.80 or 60% of the lowest trading price of the Company's common stock during the 20 consecutive trading days prior to the date on which Investor elects to convert all or part of the Note. (the "Conversion Price"). The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

In connection with the Note, the Investor is prohibited from owning more than 4.99% of the Company's outstanding shares, unless the market capitalization of the Company's common stock is less than $10,000,000, in which case the Investor is prohibited from owning more than 9.99% of the Company's outstanding shares.

On July 21, 2015, (the "Closing Date") in consideration for the Note the Investor delivered cash consideration of $55,000 (the "Initial Consideration") less an OID of $5,000 for net proceeds to the Company of $50,000. In addition, the Company paid $4,000 in commission to the placement agent related to the transaction (the "Fees").









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The Company may prepay the Note in whole or in part, according to the following schedule:

Days Since Effective Date                            Prepayment Amount
_________________________                        ________________________

      Under 30                                   100% of Principal Amount
         31-60                                   110% of Principal Amount
         61-90                                   120% of Principal Amount
        91-120                                   130% of Principal Amount
       121-150                                   140% of Principal Amount
       151-180                                   150% of Principal Amount

After 180 days from the Closing Date the Note may not be prepaid without written consent from Investor, which consent may be withheld, delayed, denied, or conditions in Investor's sole and absolute discretion.

In the event of a default, the Note may be accelerated by the Investor. The outstanding balance is immediately due and payable at an interest rate of the lesser of 18% per annum (or the maximum rate permitted by law) applied to the outstanding balance.


Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The total proceeds the Company received from the Note was $55,000, less the original issue discount of $5,000 plus the Fees of $4,000. As of the date of the Note, the Company is obligated on the Note issued to the Investor. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company and provides for penalties and rescission rights if Empire does not deliver shares of its common stock upon conversion within the required timeframes.

In addition, Empire State Financial Inc. ("ESFI") of Long Island, NY served as placement agent for the Company in the Transaction. The Company paid commissions of $4,000 to ESFI and will issue an amount of Common Shares of the Company equal to 6% of the aggregate Initial Cash Purchase price based upon the price of the Common Stock as offered in the Transaction.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, the Investor is an accredited investor, with access to information about the Company and their investment, the Investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the investment agreement, registration rights agreement and Note are qualified in their entirety by reference to such investment agreement, registration rights agreement and Note, which are filed as Exhibits 10.1, 10.2 and 2.1, respectively, hereto and are incorporated herein by reference.








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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description of Exhibit

2.1 Convertible Promissory Note issued to Tangiers Investment Group, LLC, dated July 9, 2015

2.2           Form of Transfer Agent Instructions

10.1          Investment Agreement dated July 20, 2015 with Tangiers Investment
              Group, LLC.

10.2 Registration Rights Agreement dated July 20, 2015 with Tangiers Investment Group, LLC.

10.3          Form of Officers Certificate


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  July 24, 2015.               EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         _________________________________
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer